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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): March 5, 1999



                              Hercules Incorporated
             (Exact name of registrant as specified in its charter)



Delaware                             001-00496               51-0023450
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


                                 Hercules Plaza
                            1313 North Market Street
                         Wilmington, Delaware 19894-0001
               (Address of principal executive offices) (Zip Code)

                                 (302) 594-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         The Registrant is hereby filing with the Securities and Exchange Commission its consolidated financial statements as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  23.1     Consent of PricewaterhouseCoopers LLP.

                  99.1 The Registrant's consolidated financial statements as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HERCULES INCORPORATED


                                            By: /s/ Israel J. Floyd
                                                --------------------------------
March 5, 1999                                   Israel J. Floyd
                                                Corporate Secretary


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                                  EXHIBIT INDEX

Number   Exhibit

23.1     Consent of PricewaterhouseCoopers LLP.

99.1 The Registrant's consolidated financial statements as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998.


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